UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2004

ARCHSTONE-SMITH OPERATING TRUST

(Exact name of registrant as specified in charter)

Maryland (State or other jurisdiction of Incorporation)	1-10272 (Commission File Number)	74-6056896 (I.R.S. Employer Identification No.)

9200 E. Panorama Circle, Suite 400, Englewood, Colorado	80112

(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, including Area Code): (303) 708-5959

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EXHIBIT INDEX
Articles Supplementary Designating the Series M Preferred Unit of Beneficial Interest
Contribution Agreement

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

     On December 13, 2004, Archstone-Smith Operating Trust (“ASOT”) issued one Series M Preferred Unit of Beneficial Interest (the “Series M Preferred Unit”) in a transaction that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act. The Series M Preferred Unit was issued in accordance with the terms of a Contribution Agreement, dated as of December 13, 2004 (the “Contribution Agreement”), by and among ASOT, Archstone-Smith Trust (“AST”) and Ezra Mersey (the “Investor”), in exchange for the contribution of $10,000 by the Investor to ASOT and future cash contributions as they become due, and as determined, in accordance with the Contribution Agreement. The Series M Preferred Unit may be redeemed by the Investor in exchange for cash. Upon any such redemption AST may elect, in lieu of such redemption, to acquire the Series M Preferred Unit in exchange for common shares of beneficial interest of AST, in an amount determined in accordance with ASOT’s Amended and Restated Declaration of Trust, as supplemented by the Articles Supplementary (defined below). The Contribution Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On December 10, 2004, ASOT designated a series of its preferred units of beneficial interest as the Series M Preferred Unit pursuant to Articles Supplementary filed on that date with the Maryland Department of Assessments and Taxation (the “Articles Supplementary”), which supplement and amend ASOT’s Amended and Restated Declaration of Trust, as amended and supplemented. The Articles Supplementary designating the Series M Preferred Unit are filed as Exhibit 3.1 to this Form 8-K and are incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired

None.

(b)	Pro Forma Financial Statements

None

(c)	Exhibits

	Exhibit 3.1	Articles Supplementary designating the Series M Preferred Unit of Beneficial Interest.

	Exhibit 10.1	Contribution Agreement, dated December 13, 2004, between Archstone-Smith Operating Trust, Archstone-Smith Trust and Ezra Mersey.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH OPERATING TRUST

	By:	/s/ Thomas S. Reif

Dated: December 16, 2004		Name: Thomas S. Reif
Title: Group Vice President and Assistant General Counsel

EXHIBIT INDEX

Exhibits
Exhibit 3.1	Articles Supplementary designating the Series M Preferred Unit of Beneficial Interest.

Exhibit 10.1	Contribution Agreement, dated December 13, 2004, between Archstone-Smith Operating Trust, Archstone-Smith Trust and Ezra Mersey.